Exhibit 99.1

Investor Meetings

September 2005

Industrial Plant

Dross

Flat Rolled Sheet

Ingots

Molten Metal

Recycler

Scrap

Industrial Scrap

Consumer

Note: All company data is pro forma combined for the impact of the merger.

Safe Harbor

Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see its annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

Merger Overview

The Merger

December 9, 2004

Commonwealth Industries, Inc.

Revenue: $2.4 Billion (1) Headquarters: Beachwood, OH NYSE Symbol: ARS

(1) LTM as of June 30, 2005.

A New Beginning

December 22, 2004, “Ringing the Bell”

Merger Rationale

Streamlines cost structure; creates value through synergies Leverages core competencies; transfers best practices Enhances metal sourcing capabilities Improves competitive position through scale and scope Strengthens management; enables productivity improvement Improves access to capital markets Accelerates ability to pursue growth opportunities

Transformational

Initial Strategy

Relentless Productivity Improvement

Implement Six Sigma culture to transform manufacturing productivity Exploit combined melting and processing technologies to lower cost Utilize scrap sourcing capabilities to reduce purchased metal cost Extend low-cost continuous cast production to higher margin products

Core Business Growth

Pursue U.S. industry acquisition opportunities Expand European recycling operations

Explore Uhrichsville integrated recycling/sheet “footprint” in China

Unique Opportunity

Acquisition Criteria

Focus on core rolled product and recycling businesses; exploit capabilities

Diversify end-uses within rolled products and recycling

Geographic expansion in faster growing economies of Eastern Europe, South America, Asia and China

Upgrade management talent

Target greater than 15% IRR

Pursuing Several Opportunities

Organizational Overview

Management Team

Chairman & CEO Steve Demetriou

Internal Audit Ed Vargo

Audit Committee

General Counsel Chris Clegg

Human Resources Melissa Olmstead

Asia Pacific Jimmy Chen

CFO Mike Friday

Controller Bob Holian

Treasurer/M&A

Sean Stack

IT Jeff Holder

Rolled Products John Wasz

Aluminum Recycling

NA Aluminum Recycling Bill Lynch

NA Spec Alloys Ed Hoag

Europe Dieter Koch & R. Scharf-Bergmann

Zinc Barry Hamilton

Metal Sourcing Alan Dick

Non-Metal Purchasing Bill Lynch

Manufacturing Denis Ray

EH&S Ken Willings

Global Integration & Strategic Planning Bill Parr

Experienced and Proven Value Creators

Culture and Key Values

Sense of urgency—solve today’s problems today Data driven; clearly defined measures No bureaucracy Minimum layers in organization Relentless drive to be more productive in all we do Unquestionable integrity Global/international Recognize great performance

Culture Change Underway

Successful Aleris Leader

Tough but motivating to employees

Proactive, communicative and value creating to customers Aggressive, but fair to suppliers/vendors Knows and uses the numbers Hands on—able to take on wide span of control Honest, candid and highest integrity Complementary leadership

Aleris Leaders Can and Will Make a Difference

Aleris Transformation

Pre-Merger

Strong Hazelett casting and rotary furnace technologies

Solid customer base Distracted management Under-performing Untapped potential Capital constraints

Aleris

Rapid culture change

Upgrade management

Increase focus and accountability

Relentless focus on productivity improvement

Optimize merger integration / exceed synergy targets

Improve metal margins

Future Goal

Revitalized businesses

Higher quality business mix

Industry consolidation opportunities

Double digit EBITDA margins

ROCE greater than cost of capital

Strong cash generation

Pre-Merger Post-Merger 2006 & Beyond

Significant Value Creation Opportunity

Company Overview

Aleris

Business Overview

Recycling

- Recycles aluminum dross, new and old scrap
- Major customers – Alcoa, Novelis, Arco, Century
- Driven by use of recycled materials and the rigid container sheet and common alloy sheet sectors



Spec Alloy

- Recycles, processes and sells aluminum-based spec alloy
- Major customers – GM, Contech, DaimlerChrysler, Ford, Honda, Toyota, Nissan
- Driven by increasing usage of aluminum in automotive sector (particularly castings)



Sales $547M (Recycling and Spec Alloy)

Zinc

- Recycles zinc-bearing secondaries and other zinc materials to produce zinc oxide, zinc dust and zinc metal
- Major customers – Goodyear, Bridgestone, Dow Agri, Michelin, Carboline
- Driven by castings, tire/auto industries and galvanized steel consumption



Sales $223M

International

- Recycles aluminum dross and scrap; operates spec alloy facilities
- Major customers – Alcoa, Novelis, BMW, DaimlerChrysler, NEMAK, Alunorf
- Driven by auto sector in Europe, can sector in Brazil and industrial growth in Mexico



Sales $382M

Rolled Products

- Produces common alloy aluminum sheet (with various thickness, width and physical properties)
- Major customers- Alcoa Home Exteriors, Great Dane, Gentek, Ryerson
- Driven by building and construction, consumer durables, transportation



Sales $1,272M

Note: Sales are LTM as of June 30, 2005.

15

Aleris

Manufacturing Locations



Spokane, WA
Post Falls, ID
Wendover, UT
Carson, CA
Goodyear, AZ
Saginaw, MI
Coldwater, MI
Rock Creek, OH
Elyria, OH
Bedford, OH
Uhrichsville, OH
Chicago Heights, IL
Lewisport, KY
Morgantown, KY
Clarksville, TN
Rockwood, TN
Loudon, TN
Sapulpa, OK
Shelbyville, TN
Millington, TN
Houston, TX
Swansea, Wales UK
Grevenbroich, Germany
Stuttgart, Germany*
Töging, Germany
Monterrey, Mexico
Pindamonhangaba, Brazil (2)
Aluminum Recycling
Zinc operations
Joint venture
Rolled Products operations

*Under construction

16

Key Highlights

Conversion company; limited commodity exposure Favorable long-term industry trends Leading positions in diverse and growing industries Superior low-cost business model Significant synergy realization opportunity Diverse end-use applications Significant liquidity

Strong Platform for Cash Flow and Profitability Growth

Limited Commodity Exposure

Rolled Products

‘Pass-through’ of metal costs Conversion fee based sales model Hedging of metal purchases

Recycling

Tolling

Reduced working capital 50% of merchant shipments

Buy / sell

Utilize hedges to minimize risk

Natural Gas

Natural gas hedged with contract adjustments and forward positions 95% hedged in 2005 at 48% below current prices; 50% of 2006 hedged at 30% below current prices

Commodity Risk Passed to Customers or Hedged

Favorable Industry Trends

U.S. Aluminum Supply(1)

Recycled 29%

Imports 14%

Primary 57%

1983 13.6 billion pounds

Imports 45%

Primary 25%

Recycled 30%

2004 22.3 billion pounds

Aluminum Content per Vehicle(2)

(pounds)

166

243

274

350

1991

1998

2003

2010E

(1) Source: Aluminum Association (2) Source: The Aluminum Association

Recycled Aluminum Provides 95% Energy Savings and 90% Lower Capital Costs vs. Primary

Leading Industry Positions(1)

Recycled Aluminum / Spec Alloys Common Alloy Sheet (2) Zinc Dust & Oxide

Industry Position #1 #2 #1

U.S. Production 10,000 4,700 530

(millions of lbs)

Primary Competitors Wabash Alloys Alcoa Horsehead

Scepter Novelis Zochem

Quanex (Nichols) Purity Zinc

(1) Management estimate

(2) Non-heat treat sheet, excluding can sheet

Well-Positioned in the Improving Industrial Economy

Superior Low Cost Business Model

Scrap Spread Versus P1020 (1)

¢/lb

0 -5 -10 -15 -20 -25

Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05

Scrap spread advantage Rotary furnace technology

Cash Conversion Cost Index (2)

Index

1.00

0.75 0.50 0.25 0.00

MRO

Utilities

Labor

Direct Chill Continuous Casting

(1) Source: CMMC (2) Management estimate

Vertical Integration of Best-in-Class Melting and Rolling Technologies

Merger Improves Relative Scrap Spreads

Focusing scrap acquisition on dealers rather than brokers

Moving upstream to acquire more customer/industrial scrap directly Expanded plant network provides favorable freight dynamics Acquiring wider basket of scrap types

Uhrichsville

“One stop” delivery provides incentive to dealers

Better management of supply chain

Productivity initiatives to improve net molten metal cost

Aggressively Institutionalizing Additional Advantage

Key Business Drivers

Key Drivers

Volume / capacity utilization Scrap spread and availability Blending efficiency Metal recovery Natural gas costs Product mix

Aleris Cost Structure (1)

(% of sales)

Metal Cost 64%

SG&A

4%

Operating Income 7%

Utilities 4%

Freight 3%

Mfg O/H

17%

Other Material 1%

(1) 1H05

Focusing on Productivity Opportunities to Drive Higher Gross Profit

Core Competency

“Just in Time” Molten Metal Delivery is Critical to Key Customers

Core Competency

Continuous Casting Technology is Lowest Cost

Synergy Summary

($M)

YTD

Original Annualized New

Area Target Savings Target Actions

Freight/scrap mix optimization

Metal Sourcing $5.0 $2.1 $6.0

Collect more customer scrap

Staff reductions

Non-Metal Purchasing 5.0 5.0 7.0 Casualty/property insurance

Travel

Manufacturing 5.0 7.9 10.0 Staff reductions

Lewisport improvements

Ohio improvements

Six Sigma

Shared Services 10.0 12.0 12.0 Staff reductions

IT

Interest expense

Leases

Total $25.0 $27.0 $35.0

Target Raised to $35M

Estimated Synergy Capture Profile

($M)

Current Yr Impact

2005

1H 2H Total Year

$5 $15 $15

2006

1H 2H Total Year

$24 $35 $35

Synergies will have Significant Impact on Bottom Line

Recent Developments

Aleris

Announced Acquisitions

	Tomra Latasa Reciclagem	ALSCO Metals Corporation
Products	Collects and recycles UBC's, aluminum dross and class scrap	Manufactures sheet, specialty coil and fabricated products
Capacity	88.2 million lbs.	190 million lbs. of sheet
Locations	Rio de Janeiro, Sao Paulo and Pinda, Brazil	Richmond, VA, Ashville, OH, Roxboro, NC, and Beloit, WI
Major Customers	Novelis and Rexam	Norandex, Lansing Building Products, Senox Corporation
Sales	$ 59 M	$ 292 M
EBITDA	$ 5 M	$ 25 M
Purchase Price	$19 M	$ 150 M
Expected Synergies	$ 1 M	$ 12 M

Note: Sales & EBITDA are LTM as of June 30, 2005.

29

Strategic Rationale Behind Acquisitions

Tomra Latasa Reciclagem

Secures position in Brazil Access to UBC metal units Strengthens core business

Additional manufacturing capabilities

ALSCO Metals Corporation

Opportunity to optimize operations

Metal sourcing and processing opportunities

Eliminates redundant SG&A

Accretive Strategic Acquisitions

Pro Forma including Acquisitions

($M) Aleris Tomra Latasa Reciclagem ALSCO Metals Corporation Aleris Pro Forma

Sales $2,424 $59 $292 $2,775

EBITDA 192 5 25 222

CAPEX 58 1 4 63

Note: Sales & EBITDA are LTM as of June 30, 2005.

CAPEX represents expected 2005 annual spending.

Acquisition Strategy Unfolding

Rolled Products

Aleris

Non-Heat Treat Sheet (NHTS) Products

- Common alloy
  - Gutters & downspouts
  - Residential siding & fascia
  - Truck trailer siding
  - Automotive panels
  - Boats & marine applications
  - Appliances
  - Conduit
- Rigid container stock
  - Beverage containers
  - Packaging
  - Caps & closures
- Foil & fin
  - Household foil
  - Packaging foil
  - Heat exchangers
  - Insulation
- Plate
  - Rail cars
  - Naval & commercial marine
  - Armor protection

N. A. Flat-Rolled Products


Rigid Container Stock 39%
Common Alloy 44%
Fin & Foil 12%
Plate 5%

2004 = 10.7B lbs

N. A. Common Alloy End-Uses


Building & Construction 29%
Distribution 28%
Transportation 18%
Other 25%

2004 = 4.7B lbs

Source: Management estimate

33

NHTS Shipments

Highly correlated with economic growth

Industrial production Housing starts Interest rates Auto & truck build rates

Material of choice in increasing number of applications

Architectural roofing Truck and trailer Automotive

U.S. Aluminum NHTS MarketU.S. Aluminum NHTS Market (billions of pounds) (billions of pounds)

11.7 11.0 11.2 10.8 10.4 10.4 10.1 9.7 9.5 8.8

1999 2000 2001 2002 2003 2004E 2005F 2006F 2007F 2008F

Source: Management estimate

Improving Economy & Product Substitution Drive Growth

Sources of Scrap Aluminum

60% of scrap supply generated from the manufacturing process

Turnings from production of auto wheels, engine blocks and heads Scrap from production of can stock, extrusions and building products Gates and risers from the casting process Dross

40% of scrap supply is post-consumer scrap

Used beverage cans Vehicle components Building materials Other consumer durables

100% of all collected aluminum scrap is recycled into recovered metal units

Scrap Supply by Sector

Consumer durables 20%

Misc. 6%

Transportation 36%

Packaging and containers 22%

Building and construction 16%

Wide Diversity of Supply

Margin Definitions

Scrap Cost $.78

LME Cost $.80

Molten Metal Cost $0.82

P1020 Cost $.86

Net Selling Price $1.31

Midwest Premium $0.06

Metal Margin = $.49

Scrap Spread $0.08

Rolling Margin = $.45

Scrap Spread = P1020 – scrap cost Rolling Margin = Net Selling price – P1020

Metal Margin = Net selling price – molten metal cost

Rolled Products Metal Margin Performance

2003

Priced product at premium to market Lost significant sales volume

2004

Re-priced product to re-gain share lost Committed significant volume Missed opportunity to realize price increases Obtained 2H 04 price increase support

2005

New 2005 market based contracts in place 1H margins at historical highs

M Lbs.

1,200 1,000 800 600 400 200 0

1,023 1,006 996 967 905 801 775 $/lb.

0.52 0.50 0.48 0.46 0.44 0.42 0.40 0.38 0.36 0.34 0.32 0.30

1999 2000 2001 2002 2003 2004 1H05(1)

Shipments

Metal Margin

(1) Volumes annualized

Shrinking Supply and Expanding Demand Drives Improved Margins

Favorable Industry Trends

Sheet and Plate “Nameplate” Industry Utilization(1)

2000 2001 2002 2003 2004F 2005F

Operating Rate

Historical Average

(1) Source: Management estimates

Industry Structural Change

1998 – 2000 Industry Consolidation

Alcoa acquired Alumax, Golden Aluminum and Reynolds Pechiney acquired Ravenswood (Century) Wise Metals acquired Listerhill (Reynolds) Michigan Avenue Partners acquired McCook (Reynolds) MAP acquired Scottsboro (Norandal)

2001 – 2004 Capacity Restructuring

‘01 MAP shuttered McCook and Scottsboro ‘02 Kaiser declared bankruptcy ‘03 Alcan acquired Pechiney ‘04 Alcoa shuttered San Antonio ‘04 Alcan rolling asset spin off “Novelis” ‘04/05 Ormet on strike

‘05 Aleris announces proposed acquisition of ALSCO

Structural North American Industry Capacity Utilization Shift

Recent Capacity Reductions

(Millions of Pounds)

2002 2003 2004 2005 2006 Cumulative

Curtailments and Shutdowns

Ravenswood - (88) - - - (88)

San Antonio - - (67) (198) - (265)

McCook (99) (22) - - - (121)

Scottsboro (300) (99) - - - (399)

Total Curtailments and Shutdowns (399) (209) (67) (198) - (873)

Total Additions 22 7 74 62 165

Net Change (399) (187) (60) (124) 62 (708)

Significant Capacity Reduction

Aleris Financial Summary

Recent Performance

($M) 1H

2005 2004 2004 2003

Reported

Revenue $1,248.6 $570.9 $1,226.6 $892.0

EBITDA 100.2 32.7 47.3 48.2

EPS ($/share) 1.54 0.20 (1.51) (0.06)

Proforma excluding special items (1)

Revenue $1,248.6 $1,082.6 $2,244.7 $1,689.8

EBITDA 123.8 64.1 132.0 78.5

EPS ($/share) 2.29 0.43 0.83 (0.14)

(1) Includes results for both companies as if the merger had occurred on January 1, 2003 and certain purchase accounting adjustments and excludes results of Commonwealth Alflex division sold in July 2004 as well as special items of restructuring and impairment charges, mark-to-market FAS 133 derivative and hedge activity gains and losses and a gain from a foreign currency transaction. The above proforma information is shown for informational purposes and does not conform to Generally Accepted Accounting Principles (GAAP). Please refer to our press releases which presented our second quarter 2005 results and our full year 2004 results dated August 9 and March 15 respectively. These releases present a reconciliation of the above data to the comparable GAAP information.

Rolled Products Key Driver of Results

1H EBITDA Variance Analysis vs. Last Year (1)

($M—Pro Forma) $64.1 $46.1 $4.0 $8.4 $1.0 $0.2 $123.8

1H04

Price/I nflation

volume/mix Productivity/synergies Foreign Exchange

Other

1H05

(1) Excludes special items

Price/Inflation, Volume/Mix and Productivity/Synergies All Positive

Financial Summary

($M)

Sales (1)

2,424 2,245

1,837

1,710 1,466 1,516

2000 2001 2002 2003 2004 June-05

LTM

(1) Pro forma 3,000 2,500 2,000 1,500 1,000 500 0

(2) Adjusted for merger and one-time items

Adjusted EBITDA(1), (2)

192

132 114

81 78 54

2000 2001 2002 2003 2004 June-05

LTM

Adjusted EBITDA Improvements Expected to Continue

Capex

($M)

Historical and Forecast Capital Expenditures

2000 2001 2002 2003 2004 2005F(1) 2006F(1)

Capital Expenditures $56.0 $18.7 $35.3 $36.9 $44.8 $58.0 $40—$45

Key projects

2004—Stuttgart recycling plant $7.2M 2005P—Stuttgart completion $17.4M

Ongoing maintenance spending approximately $35—$40M

(1) Excludes acquisitions

Opportunity to Lower “Base” Maintenance Capital via Sinclair Initiative

Cash & Debt Summary

($M—Pro Forma)

Dec 31, 2004 March 31, 2005 June 30, 2005

Cash $18 $18 $45

Revolver 51 25 0

9% Sr Unsecured Notes 125 125 125

10 3/8% Sr Secured Notes 209 209 208

IRB Bonds 19 19 19

VAW-IMCO 8 13 20

Total Debt $412 $391 $372

Total Net Debt $394 $373 $327

Credit Statistics

LTM EBITDA $132 $167 $192

Debt to EBITDA 3.1 2.3 1.9

Net Debt to EBITDA 3.0 2.2 1.7

Liquidity $193 $254 $309

Improved Operating Performance Drives De-Leveraging

Financial Goals

Consistent financial performance with cyclicality muted by ongoing productivity improvements Double-digit EBITDA (1) margins ROCE levels in excess of WACC

Deleverage

Value creating acquisitions to bolster bottom line Strong cash flow

(1) Excludes special items

Consistent Step-Change Earnings Performance Versus Previous Companies

2H05 and Full-Year Outlook

Near-term Hurricane Katrina impact uncertain; long-term should favorably impact volume and scrap spreads Continued moderate level of GDP growth, auto incentives boost second half production Continued strong rolled products profitability; however, slight margin pressure Volume down from 1H05 Synergy capture accelerates Strong cash flow generation Total year tax rate at 10.8%

2006 Highlights

Hurricane Katrina favorably impacts volume and scrap spreads in Rolled Products US GDP continues at moderate rate, approximately 3% German recycling plant starts up in 1Q

Commercial/operational improvements take hold in aluminum recycling Synergies/productivity provides further savings Acquisitions add to bottom line Total year tax rate estimated at 26%

Forecasting Another Strong Year for Aleris